                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 16, 2000


                             SBS TECHNOLOGIES, INC.

                                ----------------


        New Mexico                   1-10981                    85-0359415
------------------------     ---------------------      -----------------------
(State of Incorporation)     (Commission File No.)      (IRS Employer I.D. No.)


2400 Louisiana Blvd, NE AFC Bldg 5-600 Albuquerque, New Mexico      87110
--------------------------------------------------------------------------------
   (Address of principal executive offices)                       (Zip code)


   Registrant's telephone number, including area code:  (505) 875-0600
                                                        --------------

ITEM 5.  OTHER EVENTS

In 1992, the founders of SBS Technologies, Inc. ("SBS") granted to Mr. Christopher J. Amenson, Chairman and Chief Executive Officer of SBS, a total of 133,333 options on shares of common stock of SBS owned by them, as an inducement to join and manage SBS. These options, if not exercised before then, expire on December 31, 2000.

Mr. Amenson began the exercise of these options in May of 2000 and intends to exercise all of these options before their expiration. He intends to sell in open market transactions the majority, if not all, of the option shares, in an orderly manner, within the trading period prescribed for all officers and directors by SBS policy, and in accordance with Rule 144 limits.




                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       SBS TECHNOLOGIES, INC.




Date:  May 16, 2000                    By: /s/ James E. Dixon
                                          -----------------------
                                       James E. Dixon, Jr.
                                       Vice President
                                       Finance & Administration